UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
Quantum-Si Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

29 Business Park Drive
Branford, Connecticut 06405

To Our Stockholders:
You are cordially invited to attend the 2026 annual meeting of stockholders of Quantum-Si Incorporated to be held at 1:00 p.m., Eastern Time, on Friday, May 15, 2026. This year’s annual meeting will be conducted solely via live webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://edge.media-server.com/mmc/p/3t89bex7. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about Quantum-Si Incorporated that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, we will ask stockholders to:
•elect ten persons to our board of directors;
•ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and
•approve, by a non-binding, advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement.
Our board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.
We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of Quantum-Si Incorporated. We look forward to seeing you at the annual meeting.

Sincerely,

Jeffrey Hawkins
President & Chief Executive Officer

29 Business Park Drive
Branford, Connecticut 06405
April 1, 2026
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TIME: 1:00 p.m. Eastern Time
DATE: May 15, 2026
ACCESS: https://edge.media-server.com/mmc/p/3t89bex7
This year’s annual meeting will be held virtually via live webcast. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting https://edge.media-server.com/mmc/p/3t89bex7. For further information about the virtual annual meeting, please see Important Information About the Annual Meeting and Voting beginning on page 3.
PROPOSALS:
1.To elect ten directors to serve one-year terms expiring in 2027;
2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To approve, by a non-binding, advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement; and
4.To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:

You may vote if you were the record owner of Quantum-Si Incorporated Class A common stock or Class B common stock at the close of business on March 20, 2026. A list of stockholders of record will be available for examination of any stockholder, for any purpose germane to the annual meeting and for a period of 10 calendar days ending on the day before the date of the annual meeting, at our principal executive offices located at 29 Business Park Drive, Branford, Connecticut 06405 between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time. If you are interested in viewing the list, please contact Investor Relations by email at ir@quantum-si.com.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy via the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 1, 2026 we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2026 annual meeting of stockholders and our 2025 Annual Report to Stockholders. The Notice also provides instructions on how to vote online or by telephone or mail, how to access the virtual annual meeting, and how to receive a paper copy of the proxy materials by mail.

BY ORDER OF OUR BOARD OF DIRECTORS

Jeffrey Hawkins
President & Chief Executive Officer

i

Quantum-Si Incorporated
29 Business Park Drive
Branford, Connecticut 06405
PROXY STATEMENT FOR THE QUANTUM-SI INCORPORATED
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2026
This proxy statement, along with the accompanying notice of 2026 annual meeting of stockholders, contains information about the 2026 annual meeting of stockholders of Quantum-Si Incorporated, including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 1:00 p.m., Eastern Time, on Friday, May 15, 2026. This year’s annual meeting will be conducted solely via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://edge.media-server.com/mmc/p/3t89bex7. You will not be able to attend the annual meeting in person.
In this proxy statement, we refer to Quantum-Si Incorporated as “Quantum-Si,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about April 1, 2026, we intend to begin sending this proxy statement, the attached notice of 2026 annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2025 Annual Report to Stockholders, which includes our financial statements for the fiscal year ended December 31, 2025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 15, 2026
This proxy statement, the Notice of 2026 Annual Meeting of Stockholders, our form of proxy card and our 2025 Annual Report to Stockholders are available for viewing, printing and downloading at https://edge.media-server.com/mmc/p/3t89bex7. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.quantum-si.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Quantum-Si Incorporated, Attention: Investor Relations, 29 Business Park Drive, Branford, Connecticut 06405. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2026 annual meeting of stockholders to be held virtually, on Friday, May 15, 2026, at 1:00 p.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders, summarizes the proposals for the annual meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2026 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 because you owned shares of our Class A common stock or Class B common stock (together, the “common stock”) on the record date. We intend to commence distribution of the Notice of Internet Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about April 1, 2026.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the Virtual Annual Meeting?
The live webcast of the annual meeting will begin promptly at 1:00 p.m. Eastern Time. Online access to the webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log-in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log-in at https://edge.media-server.com/mmc/p/3t89bex7.
Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at https://edge.media-server.com/mmc/p/3t89bex7.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, subject to time constraints. Any such questions that cannot be answered during the annual meeting due to time constraints will be posted and answered at https://ir.quantum-si.com as soon as practical after the annual meeting. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available at https://edge.media-server.com/mmc/p/3t89bex7.

What Happens if There Are Technical Difficulties During the Annual Meeting?
Beginning 15 minutes prior to, and during, the annual meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call 1 866-402-3905 (toll free).
Who May Vote?
Only stockholders of record at the close of business on March 20, 2026, which we refer to as the record date, will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 216,368,773 shares of our common stock outstanding and entitled to vote, including 196,431,273 shares of Class A common stock and 19,937,500 shares of Class B common stock. Our Class A common stock and Class B common stock are our only classes of voting stock.
If, on March 20, 2026, your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If, on March 20, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Class A common stock that you own entitles you to one vote and each share of our Class B common stock that you own entitles you to twenty votes.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN for each nominee for director and whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•By Internet or by telephone. Follow the instructions included in the proxy card to vote over the Internet or by telephone.
•By mail. You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until the Annual Meeting begins at 1:00 p.m., Eastern Time, on Friday, May 15, 2026.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does Our Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
•“FOR” the election of the nominees for director;
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and
•“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as described in this proxy statement.
If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by re-voting by Internet or by telephone as instructed above;
•by notifying Quantum-Si Incorporated’s Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or
•by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.
Your most current vote, whether by telephone, Internet or proxy card or at the annual meeting, is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will not pay these employees and directors any additional compensation for these services. We may ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has discretion to vote uninstructed shares held in street name on “routine” matters. Under stock market rules, a broker lacks discretion to vote shares held in street name on “non-routine” matters in the absence of instructions from the beneficial owner of the stock (called a broker non-vote). Proposal 2 (the ratification of the appointment of PricewaterhouseCoopers LLP) is a routine matter, but Proposals 1 (the election of the nominees for director) and 3 (the approval, on a non-binding, advisory basis, of the compensation of our named executive officers) are non-routine matters. A “broker non-vote” will occur if your broker cannot vote your shares because it has not received instructions from you.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	Each nominee for director who receives the affirmative vote of a majority of the votes cast in favor or against the election of such nominee will be elected to serve until the next annual meeting of stockholders (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). You may vote either “for” or “against” each of the nominees, or you may “abstain” from voting for one or more nominees. If you “abstain” from voting with respect to one or more nominees, your vote will have no effect on the election of such nominees. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our audit committee of our board of directors will reconsider its selection.

Proposal 3: Approve a Non-Binding, Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
A member of our board of directors, Dr. Rothberg, beneficially owns 100% of our Class B common stock and controls a majority of the voting power of all of our outstanding capital stock. As a result, Dr. Rothberg has the power to elect each of the nominees named in this proxy statement, ratify the appointment of our independent registered public accounting firm and approve, on a non-binding, advisory basis, the compensation of our named executive officers.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting
This year, our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to https://edge.media-server.com/mmc/p/3t89bex7 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple Quantum-Si Incorporated stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our proxy materials to you if you write to or call our Corporate Secretary at: Quantum-Si Incorporated, 29 Business Park Drive, Branford, Connecticut 06405, or (866) 688-7374. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•following the instructions provided on your proxy card;
•following the instructions provided when you vote over the Internet; or
•going to https://edge.media-server.com/mmc/p/3t89bex7 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of March 20, 2026 by:
•each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
•each of our named executive officers and directors; and
•all of our executive officers and directors as a group.
The beneficial ownership of our common stock is based on 196,431,273 shares of our Class A common stock and 19,937,500 shares of our Class B common stock issued and outstanding as of March 20, 2026. Beneficial ownership is determined according to the rules of the SEC and generally includes shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated, the persons and entities named below have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of common stock issuable upon the exercise of options exercisable within 60 days of March 20, 2026 and shares of common stock subject to restricted stock units that vest within 60 days of March 20, 2026, are deemed to be outstanding and to be beneficially owned by the person holding the options or restricted stock units, as applicable, solely for purposes of calculating the percentage ownership of that person, but are not treated as outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Quantum-Si Incorporated, 29 Business Park Drive, Branford, Connecticut 06405.

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock	% of Class A	Number of Shares Class B Common Stock	% of Class B	% of Total Voting Power**
Five Percent Holders:
Jonathan M. Rothberg, Ph.D.(1)	14,376,415	7.29%	19,937,500	100%	69.33%

Directors and Named Executive Officers:
Charles Kummeth(2)	1,270,301	*	—	—	*
Jeffrey Hawkins(3)	3,631,135	1.82%	—	—	*
Jeffry Keyes(4)	1,135,619	*	—	—	*
John Vieceli, Ph.D.(5)	349,679	*	—	—	*
Paula Dowdy(6)	455,410	*	—	—	*
Ruth Fattori(7)	590,249	*	—	—	*
Amir Jafri(8)	339,481	*	—	—	*
Jack Kenny(9)	315,566	*	—	—	*
Brigid A. Makes(10)	440,249	*	—	—	*
Scott Mendel(11)	381,219	*	—	—	*
Kevin Rakin(12)	3,437,749	1.75%	—	—	*
All Current Directors and Executive Officers as a Group (13 Individuals)(13)	27,744,705	13.34%	19,937,500	100%	70.65%
___________
*Indicates beneficial ownership of less than 1%.
**Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and our Class B common stock as a single class. Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to one vote per share.
(1)Consists of (i) 13,706,678 shares of our Class A common stock and 19,937,500 shares of our Class B common stock held by Jonathan M. Rothberg, Ph.D., Dr. Rothberg’s spouse, JNR TR, LLC, JAR TR, LLC, GBR TR, LLC, NVR TR, LLC, EJR TR, LLC, and 23rd Century Capital LLC and (ii) 669,737 shares of our Class A common stock issuable upon the exercise of options to purchase shares of our Class A common stock exercisable within 60 days of

March 20, 2026 held by Dr. Rothberg. Dr. Rothberg is the sole manager of JNR TR, LLC, GBR TR, LLC, NVR TR, LLC, and EJR TR, LLC and has sole voting and investment control of our Class A common stock and our Class B common stock owned by those entities. Dr. Rothberg’s son is the manager of 23rd Century Capital LLC. Dr. Rothberg disclaims beneficial ownership of the shares held by his spouse and 23rd Century Capital LLC.
(2)Consists of (i) 855,000 shares of our Class A common stock held by Mr. Kummeth and (ii) 415,301 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Mr. Kummeth.
(3)Consists of (i) 374,859 shares of our Class A common stock held by Mr. Hawkins, (ii) 476,276 shares of our Class A common stock issuable upon the vesting of RSUs within 60 days of March 20, 2026 held by Mr. Hawkins, and (iii) 2,780,000 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Mr. Hawkins.
(4)Consists of (i) 218,110 shares of our Class A common stock held by Mr. Keyes, (ii) 209,176 shares of our Class A common stock issuable upon the vesting of RSUs within 60 days of March 20, 2026 held by Mr. Keyes, and (iii) 708,333 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Mr. Keyes.
(5)Consists of (i) 127,904 shares of our Class A common stock held by Dr. Vieceli, (ii) 55,109 shares of our Class A common stock issuable upon the vesting of RSUs within 60 days of March 20, 2026 held by Dr. Vieceli, and (iii) 166,666 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Dr. Vieceli.
(6)Consists of (i) 162,962 shares of our Class A common stock held by Ms. Dowdy, (ii) 53,072 shares of our Class A common stock issuable upon the vesting of RSUs within 60 days of March 20, 2026 held by Ms. Dowdy, and (iii) 239,376 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Ms. Dowdy.
(7)Consists of (i) 170,512 shares of our Class A common stock held by Ms. Fattori and (ii) 419,737 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Ms. Fattori.
(8)Consists of (i) 77,294 shares of our Class A common stock held by Mr. Jafri and (ii) 262,187 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Mr. Jafri.
(9)Consists of (i) 76,190 shares of our Class A common stock held by Mr. Kenny and (ii) 239,376 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Mr. Kenny.
(10)Consists of (i) 20,512 shares of our Class A common stock held by Ms. Makes and (ii) 419,737 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Ms. Makes.
(11)Consists of (i) 94,562 shares of our Class A common stock held by Mr. Mendel, (ii) 47,281 shares of our Class A common stock issuable upon the vesting of RSUs within 60 days of March 20, 2026 held by Mr. Mendel, and (iii) 239,376 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Mr. Mendel.
(12)Consists of (i) 20,512 shares of our Class A common stock held by Mr. Rakin, (ii) 419,737 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 20, 2026 held by Mr. Rakin, (iii) 64,105 shares of our Class A common stock held by HighCape Partners II, L.P., (iv) 2,362 shares of our Class A common stock issuable upon the exercise of warrants to purchase Class A common stock held by HighCape Partners II, L.P., (v) 2,832,145 shares of our Class A common stock held by HighCape Partners QP II, L.P., and (vi) 98,888 shares of our Class A common stock issuable upon the exercise of warrants to purchase Class A common stock held by HighCape Partners QP II, L.P. Mr. Rakin is the managing member of HighCape Capital II GP, LLC, which is the general partner of HighCape Partners II GP, L.P., which is the general partner of each of HighCape Partners II, L.P. and HighCape Partners QP II, L.P., and as a result each may be deemed to share voting and investment discretion with respect to the common stock held by such entities. Mr. Rakin disclaims any beneficial ownership of the securities to be held by HighCape Partners II, L.P. and HighCape Partners QP II, L.P. other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of each of these entities and Mr. Rakin is 36 Church Lane, Westport, CT 06880.
(13)See footnotes 1 through 11; also includes Dr. LaPointe who is an executive officer but a not named executive officer.

MANAGEMENT AND CORPORATE GOVERNANCE
Board of Directors and Management
Our bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors currently consists of ten members and each of our directors is elected annually.
On March 9, 2026, our board of directors accepted the recommendation of the nominating and corporate governance committee and voted to nominate Charles Kummeth, Jeffrey Hawkins, Paula Dowdy, Ruth Fattori, Amir Jafri, Jack Kenny, Brigid A. Makes, Scott Mendel, Kevin Rakin and Jonathan M. Rothberg, Ph.D., each currently one of our directors, for election at the 2026 annual meeting of stockholders, to serve until the 2027 annual meeting of stockholders, and until their respective successors have been elected and qualified or subject to their earlier death, resignation or removal.
The following table sets forth certain information concerning our executive officers and directors as of March 9, 2026:

Name	Age	Position
Jeffrey Hawkins	48	President, Chief Executive Officer and Director
Jeffry Keyes	53	Chief Financial Officer and Treasurer
John Vieceli, Ph.D.	49	Chief Product Officer
Christian LaPointe, Ph.D.	55	General Counsel and Corporate Secretary
Charles Kummeth	65	Chairman of the Board of Directors
Paula Dowdy	60	Director
Ruth Fattori	74	Director
Amir Jafri	59	Director
Jack Kenny	57	Director
Brigid A. Makes	70	Director
Scott Mendel	59	Director
Kevin Rakin	65	Director
Jonathan M. Rothberg, Ph.D.	62	Director

Jeffrey Hawkins has served as our President and Chief Executive Officer and as a member of our board of directors since October 2022. He previously served as President and Chief Executive Officer of Truvian Sciences, Inc., a biotechnology company focused on blood testing, from January 2018 to July 2022 and as a technical advisor from August 2022 to September 2022. Prior to Truvian Sciences, from October 2015 to January 2018, Mr. Hawkins served as Vice President and General Manager, Reproductive and Genetic Health at Illumina, Inc., a biotechnology company focused on genomics and human health. From December 2009 to October 2015, he held senior leadership positions at GenMark Diagnostics, Inc., a syndromic molecular diagnostics company focused on infectious disease, including most recently as Senior Vice President, Global Marketing and Program Management. Earlier in his career, Mr. Hawkins served in various executive director, executive marketing and business development roles at Hologic, Inc., a developer, manufacturer and supplier of medical imaging systems and diagnostic and surgical product; Osmetech Technology, Inc., a molecular diagnostics provider; and Third Wave Technologies Inc., a provider of DNA and RNA analysis products to clinical, research and agricultural customers. He also held positions of increasing responsibility in marketing, product development, and operations at Abbott Laboratories, a medical devices and technologies provider, and Sysmex America, Inc., a medical diagnostic solutions provider.
Mr. Hawkins holds a B.A. in chemistry from Concordia University and an M.B.A. from Keller Graduate School of Management. Mr. Hawkins’ qualifications to serve on our board of directors include his extensive executive leadership experience and his background in the life sciences industry, including in the genetic health industry.
Jeffry Keyes has served as our Chief Financial Officer and Treasurer since May 2023. Prior to joining the Company, from April 2022 to May 2023, Mr. Keyes was Chief Financial Officer of Spinal Elements, Inc., a medical device company. From April 2018 to August 2022, he served as Chief Financial Officer of Custopharm, Inc., a developer of generic sterile injectable pharmaceuticals. Previously, Mr. Keyes was Chief Financial Officer and Corporate Secretary of Digirad Corporation, a healthcare services and medical device company, where he was employed from September 2012 to April 2018. Earlier in his career, he held the position of Corporate Controller at Sapphire Energy, Inc., a renewable energy company, and Advanced BioHealing, Inc., provider of regenerative medicine solutions, until its acquisition by Shire, PLC in August 2011. Prior to these roles, Mr. Keyes began his career in public accounting and then went on to hold various positions of increasing responsibility in finance, accounting, and mergers and acquisitions support within life sciences companies. Mr. Keyes also currently serves on the board of directors of CNS Pharmaceuticals, Inc. Mr. Keyes holds a B.A. in accounting from Western Washington University and is a certified public accountant.
John Vieceli, Ph.D. has served as our Chief Product Officer since August 2024. He joined the company in December 2022 as Vice President of Algorithms and Data Science, and, in June 2023, his role expanded to Vice President of Software and Informatics. In September 2023, he assumed leadership of product development as Senior Vice President of Product Development before transitioning to his current position. Prior to joining Quantum-Si, Dr. Vieceli worked at Illumina, Inc. where he most recently served as Senior Principal Bioinformatics Scientist from January 2021 to December 2022 following his tenure as Principal Bioinformatics Scientist from March 2018 to December 2020. Dr. Vieceli holds a Ph.D. in theoretical physical chemistry from the University of California, Santa Cruz, and a B.S. in biology and chemistry from Santa Clara University.
Christian LaPointe, Ph.D. has served as our General Counsel and Corporate Secretary since the closing of the business combination in June 2021, and previously served as General Counsel of our predecessor entity since November 2020. Prior to this, Dr. LaPointe served as General Counsel at ArcherDX, Inc., a genomics company, from January 2015 to August 2019, and as Deputy General Counsel at ArcherDX, Inc. from August 2019 to October 2020. Dr. LaPointe also served as General Counsel to Celsee, Inc., a single-cell analysis solutions provider, from August 2019 to June 2020. Previously, Dr. LaPointe was General Counsel at Thrive Bioscience, Inc., a cell culture instruments and software company, from August 2014 to July 2019, General Counsel of Enzymatics, Inc., an enzyme solutions manufacturing company, from March 2013 to January 2015, and General Counsel of Axios Biosciences, LLC, an oncology drug discovery company, from December 2012 to December 2014. He also worked as a litigation attorney at the law firm Sherin and Lodgen LLP from April 2012 to March 2013. Dr. LaPointe holds a B.S. in biochemistry from the University of New Hampshire, a Ph.D. in biochemistry from Dartmouth College and a J.D. from Suffolk University Law School.
Charles Kummeth was appointed Chair of the board of directors in May 2024 and has over 35 years of leadership experience in life sciences, most recently as President and CEO of Bio-Techne, a life sciences manufacturing company that develops and sells life science reagents and instruments., a position he held from April 2013 to February 2024. Prior to Bio-Techne, from August 2011 to March 2013, Mr. Kummeth served in roles as President of Mass Spectrometry and Chromatography and President of the Laboratory Consumables Division, both at Thermo Fisher Scientific Inc., a global leader in delivering technology, pharmaceutical and biotechnology services Prior to joining Thermo Fisher, Mr. Kummeth served in various roles during his 24-year career at 3M Corporation, a manufacturing company, culminating as the Vice President of the company’s Medical Division.
Mr. Kummeth also currently serves on the board of directors of Gentherm Incorporated, PerkinElmer, Inc. and Orthofix Medical, Inc. Mr. Kummeth received a B.S. in electrical engineering from the University of North Dakota, and a M.S. in computer science from the University of St. Thomas and an MBS from the Carlson School of Business at the University of Minnesota. Mr. Kummeth’s qualifications to serve on our board of directors include his 35 years of leadership roles in the life sciences space, including extensive experience of growing early stage life science companies.
Paula Dowdy has served on our board of directors since March 2024. Ms. Dowdy has over 35 years of global commercial and operational experience. From August 2016 to January 2023, Ms. Dowdy held the position of Senior Vice President and General Manager for Europe, Middle East and Africa at Illumina, Inc. Ms. Dowdy also spent over 20 years at Cisco Systems, Inc., a digital communications technology company, and held various global positions of increasing responsibility in products, services, and software, most recently as Senior Vice President.
Ms. Dowdy also currently serves on the board of directors of Aptitude Software Limited. Ms. Dowdy holds a B.A. in history from University of California, Berkeley and an M.B.A. in business from Pepperdine University. Ms. Dowdy’s qualifications to serve on our board of directors include her extensive experience in leadership roles at other biotechnology and technology companies.
Ruth Fattori has served on our board of directors since the closing of the business combination in June 2021 and had served on our predecessor entity’s board of directors since March 2021. Since January 2019, Ms. Fattori has served as the Managing Director of Pecksland Partners, a consulting firm dedicated to advising boards of directors, CEOs and senior executives on human resources issues. Beginning January 2019, she has also served as a Senior Advisor at the Boston Consulting Group, a consulting group, supporting its CEO Advisory program and People & Organization Practice. From February 2013 through December 2018, Ms. Fattori served in various roles at PepsiCo, Inc., a food and beverage company, most recently as Executive Vice President and Chief Human Resources Officer. From 2010 to February 2013, she served as Managing Partner of Pecksland Partners, an advisory group, and from 2008 to 2009 she was Executive Vice President and Chief Administrative Officer for MetLife, Inc., a global insurance provider. Earlier in her career, she was the Executive Vice President and Chief Human Resources Officer at Motorola, Inc., a telecommunications company.

Ms. Fattori also currently serves on the board of directors of Hyperfine, Inc., a health technology company. She holds a B.S. in mechanical engineering from Cornell University. Ms. Fattori’s qualifications to serve on our board of directors include her extensive executive and human resources management experience.
Amir Jafri has served on our board of directors since September 2023. Mr. Jafri is the founder of Immunicom, Inc., a privately held clinical-stage biotechnology company, and has served as its President and Chief Executive Officer since its inception in 2013. Previously, Mr. Jafri served as Chief Operating Officer at West Health Institute, a nonprofit healthcare organization, from February 2010 to January 2011. Prior to West Health, Mr. Jafri was VP/CTO, VP R&D and VP Operations at Cardinal Health, a healthcare services and products company, from 2003 to 2010. From 2001 to 2003, he served as VP/General Manager of the healthcare technology practice of the Comsys division of ManpowerGroup, a workplace solutions company. Prior to that, Mr. Jafri founded various healthcare startups that were subsequently acquired.
Mr. Jafri received his B.Sc. from Houston Christian University with a double major in chemistry and biology and a minor in history. Mr. Jafri’s qualifications to serve on our board of directors include his operational experience as a founder, executive and director in the healthcare and medical device industries.
John Patrick (“Jack”) Kenny has served on our board of directors since May 2023. Mr. Kenny has over 30 years of operational and commercial leadership experience. Mr. Kenny served as the Chief Executive Officer and was a member of the board of directors of Meridian Bioscience Inc.’s (“Meridian”), a diagnostic products company, from October 2017 to June 2023. Prior to his role at Meridian, Mr. Kenny served as Senior Vice President and General Manager, North America, of Siemens Healthcare, a medical technology and imaging company, from October 2014 to May 2017. From 2012 to 2014, Mr. Kenny served as Vice President and General Manager, U.S. Region, for Becton Dickinson, a medical technology company. Prior to 2012, he held executive roles at Danaher Corporation, a life sciences and diagnostics company, and Quest Diagnostics, a diagnostic information services provider.
Mr. Kenny has served on the board of directors of OraSure Technologies, Inc. since September 2024 and NeoGenomics, Inc. since December 2025. Mr. Kenny holds his B.S. in management systems from Kettering University. Mr. Kenny’s qualifications to serve on our board of directors include his operational experience as the Chief Executive Officer of a publicly-traded company, along with his executive leadership in the healthcare and medical device industries.
Brigid A. Makes has served on our board of directors since June 2021. Ms. Makes served as Chief Financial Officer of Vivani Medical Inc., a Nasdaq listed pharmaceutical company (VANI) from August 2022 through August 2025. Vivani merged with Nano Precision Medical Inc., a private bio pharmaceutical company, where Ms. Makes served as a part time Chief Financial Officer. Ms. Makes has served as an independent consultant for medical device and healthcare companies since July 2017, specifically advising on financial, funding and strategic responsibilities. From September 2011 to July 2017, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs, Inc., a biotechnology company focused on aesthetics and dermatology. From 2006 to 2011, Ms. Makes served as Senior Vice President and Chief Financial Officer of AGA Medical Corporation, a medical device company developing interventional devices for the minimally invasive treatment of structural heart defects and peripheral vascular disorders. Prior to joining AGA, Ms. Makes held various positions at Nektar Therapeutics Inc., a biopharmaceutical company, from 1999 to 2006, including serving as Chief Financial Officer. Prior to 1999, Ms. Makes also served as Chief Financial Officer at Oravax Inc., a vaccine company, and Haemonetics Corporation, a provider of blood and plasma supplies and services.
Ms. Makes also currently serves on the board of directors of Elutia Inc. (formerly Aziyo Biologics). Ms. Makes holds an M.B.A. in finance from Bentley University and a Bachelor of Commerce degree in finance & international business from McGill University. Ms. Makes’ qualifications to serve on our board of directors include her extensive executive leadership experience in the healthcare and life sciences industries, her significant corporate finance experience, and her experience serving on the board of directors of other publicly-traded companies.
Scott Mendel has served on our board of directors since May 2023. Mr. Mendel has over 30 years of financial and operational leadership experience. Mr. Mendel previously served in roles of increasing responsibility at GenMark Diagnostics, Inc., a syndromic molecular diagnostics company focused on infectious disease (acquired by Roche in April 2021), including as Chief Executive Officer from February 2020 to September 2021, as Chief Operating Officer from February 2019 to February 2020, and as Chief Financial Officer from May 2014 to February 2019. Prior to GenMark, Mr. Mendel served as Chief Financial Officer of The Active Network, Inc., a global software as a service company that provides technology to organizers of events and activities, from March 2010 through its acquisition by the private-equity firm Vista Equity Partners in December 2013. Prior to joining The Active Network, Inc., Mr. Mendel held various positions in finance at General Electric, a technology, media and financial services company, for over 20 years, including as Chief Financial Officer from March 2003 to March 2010 for General Electric’s Healthcare IT division.
Mr. Mendel also currently serves on the board of directors of Quanterix Corporation. Mr. Mendel holds a B.S. in finance from Indiana University and an M.B.A. in business from Northwestern University’s Kellogg School of

Management. Mr. Mendel’s qualifications to serve on our board of directors include his significant experience in the diagnostics industry, extensive financial knowledge, and his experience serving in leadership roles at other publicly-traded companies.
Kevin Rakin has served on our board of directors since June 2020. Mr. Rakin was HighCape Capital Acquisition Corp’s Chief Executive Officer from June 2020 to June 2021. Since October 2013, Mr. Rakin has been a co-founder and partner of HighCape, a growth equity firm, and he brings more than 30 years of experience as an executive and investor in the life sciences industry. Previously, from June 2011 to November 2012, he served as the President of Shire Regenerative Medicine. From 2005, Mr. Rakin was the Chairman and Chief Executive Officer of Advanced BioHealing, Inc., a provider of regenerative medicine solutions until its sale to Shire, PLC in 2011. Before that, he served as an Executive-In-Residence at Canaan Partners, a venture capital firm until its merger with Clinical Data, Inc. in 2005. Mr. Rakin was also the co-founder, President and Chief Executive Officer of Genaissance Pharmaceuticals, Inc., a biotechnology company.
Mr. Rakin also currently serves on the board of directors of Brainstorm Cancer Therapeutics, Inc., CapeHaven Holding Company, LLC, CapeHaven, Inc., Elutia, Inc. (formerly Aziyo Biologics, Inc.) (Chairman), and Nyxoah S.A. Mr. Rakin previously served on the board of directors of Histogenics Corp., Oramed Pharmaceuticals, Inc. and Tela Bio Inc. Mr. Rakin holds an M.B.A. in business management from Columbia University and B.Com. (Hons) in finance and accounting from the University of Cape Town, South Africa. Mr. Rakin’s qualifications to serve on our board of directors include his extensive experience in the life sciences industry, as both an executive and an investor and his network of contacts in the industry.
Jonathan M. Rothberg, Ph.D. is the founder of our predecessor entity and has served on our board of directors since the closing of the business combination in June 2021. He was appointed Chairman of the Board in June 2021 and served in this role until May 2024 when Mr. Kummeth was appointed as Chairman but continues to serve as a member of the Board. Dr. Rothberg also served as our Interim Chief Executive Officer from February 2022 to October 2022. Dr. Rothberg had served as the Executive Chairman of our predecessor entity since December 2015 and as the Chief Executive Officer from December 2015 to November 2020. Dr. Rothberg is the founder of the 4Catalyzer medical technology incubator and the founder of each of its companies: Quantum-Si, AI Therapeutics, Inc. (formerly LAM Therapeutics, Inc.), Butterfly Network, Inc., Detect, Inc. (formerly Homodeus Inc.), Hyperfine, Inc., identifeye Health Inc. (formerly Tesseract Health, Inc.), Liminal Sciences, Inc. (formerly EpilepsyCo Inc.), and Protein Evolution, Inc.
Additionally, Dr. Rothberg has served as an Adjunct Professor of Research of Genetics at Yale School of Medicine since July 2015. Dr. Rothberg previously founded and served as Chairman, Chief Executive Officer, and Chief Technology Officer of Ion Torrent Systems, Inc. from 2007 to 2010, and founded and served as Chairman and Chief Executive Officer of RainDance Technologies, Inc. from 2004 to 2009. From 1999 to 2007, Dr. Rothberg co-founded and served as Chairman of ClarifI, Inc., and from 1999 to 2006, he founded and served as Chairman, Chief Executive Officer and Chief Technology Officer of 454 Life Sciences Corporation, a biotechnology company. Prior to 454 Life Sciences Corporation, Dr. Rothberg founded and served as Chairman and Chief Executive Officer of CuraGen Corporation, a biopharmaceutical development company, from 1993 to 2004. From March 2014 to April 2020, Dr. Rothberg served as Interim Chief Executive Officer of Butterfly Network, Inc. and currently serves on the board of directors of Butterfly Network, Inc. He also served as the Chief Executive Officer of the legacy Company of Hyperfine, Inc., a health technology company, from 2014 to 2021 and currently serves on the board of directors of Hyperfine, Inc.
Dr. Rothberg received his Ph.D., M. Phil. and M.S. in biology from Yale University and his B.S. in chemical engineering from Carnegie Mellon University. Dr. Rothberg’s qualifications to serve on our board of directors include his significant scientific, executive and board leadership experience in the technology industry, as well as his knowledge of our business as our predecessor entity’s founder.
There are no family relationships between or among any of our directors or executive officers.
There are no legal proceedings to which any of our directors or executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.
Role of Board in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to us and our business and will accomplish this oversight through the regular reporting to the board of directors by the audit committee. The audit committee will represent the board of directors by periodically reviewing our accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of our business and summarize for the board of directors all areas of risk and the appropriate mitigating factors. In addition, the board of directors will receive periodic detailed operating performance reviews from management.
Controlled Company Exemption
Jonathan M. Rothberg, Ph.D. beneficially owns a majority of the voting power of all of our outstanding shares of common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Nevertheless, we have opted to have a majority of our board of directors be independent, and our compensation committee is comprised of independent directors, as more fully described below.
Composition of the Board of Directors
Our business and affairs are managed under the direction of our board of directors. Our board of directors is declassified, and the directors are elected annually.
Independence of the Board of Directors
Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. As a controlled company, we are largely exempt from such requirements. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, we have determined that Charles Kummeth, Paula Dowdy, Ruth Fattori, Amir Jafri, Jack Kenny, Brigid A. Makes, Scott Mendel and Kevin Rakin, representing eight of our ten directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.
Board Committees
The standing committees of the board of directors consist of an audit committee, a compensation committee, and a nominating and corporate governance committee. The board of directors may from time to time establish other committees.
Our chief executive officer and other executive officers will regularly report to the non-executive directors and the audit, the compensation, and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the board of directors will provide appropriate risk oversight of our activities given the controlling interests held by Dr. Rothberg.
Meeting Attendance. During the fiscal year ended December 31, 2025, there were five meetings of our board of directors, and the various committees of the board of directors met a total of twelve times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board of directors on which such director served during the fiscal year ended December 31, 2025. The board of directors has adopted a policy under which each member of the board of directors makes every effort to but is not required to attend each annual meeting of our stockholders. In 2025, five of our directors attended our annual meeting.
Audit Committee
Our audit committee met four times during the fiscal year ended December 31, 2025. The audit committee currently consists of Scott Mendel, who serves as the chairperson, Brigid A. Makes and Kevin Rakin. Each member of the audit committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The board of directors has determined that each of Mr. Mendel and Ms. Makes qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the Nasdaq Listing Rules.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our independent registered public accounting firm.
The board of directors has adopted a written charter for the audit committee, which is available on our website at https://www.quantum-si.com under Investors — Governance — Governance Highlights.
Compensation Committee
Our compensation committee met five times during the fiscal year ended December 31, 2025. The compensation committee currently consists of Ruth Fattori, who serves as the chairperson, Paula Dowdy, Amir Jafri and Jack Kenny.
The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting our compensation program and the compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans, (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC, and (4) overseeing matters relating to human capital management, including reviewing our strategy, objectives, policies and practices in the areas of compensation, benefits, management and leadership development, equal opportunity and human resource planning.
During the fiscal year ended December 31, 2025, from January to May 2025, the compensation committee retained Aon’s Human Capital Solutions practices, a division of Aon plc, an independent executive compensation consulting firm (“AON”), as an independent advisor to the compensation committee to provide executive compensation consulting services. AON did not provide any services to the Company other than executive compensation consulting services during the fiscal year ended December 31, 2025. From May to December 2025, the compensation committee retained Meridian Compensation Partners, an independent executive compensation consulting firm (“Meridian”), as an independent advisor to the compensation committee to provide executive compensation consulting services. Meridian did not provide any services to the Company other than executive compensation consulting services during the fiscal year ended December 31, 2025.
In compliance with the SEC and the Nasdaq Listing Rules, AON and Meridian provided the compensation committee with a letter addressing each of the six independence factors. Their responses affirm the independence of AON and Meridian and the partners, consultants, and employees who service the compensation committee on executive compensation matters and governance issues.
The board of directors has adopted a written charter for the compensation committee, which is available on our website at https://www.quantum-si.com under Investors — Governance — Governance Highlights.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee met three times during the fiscal year ended December 31, 2025. The nominating and corporate governance committee currently consists of Jack Kenny, who serves as the chairperson, Paula Dowdy and Amir Jafri, each of whom are independent directors. The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (3) identifying members of the board of directors qualified to fill vacancies on any committee of the board of directors and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to us, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
Generally, our nominating and corporate governance committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating and corporate governance committee will evaluate a candidate’s qualifications in accordance with our Corporate Governance Guidelines. Threshold criteria include: experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal executive office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•all information relating to such person that would be required to be disclosed in a proxy statement;
•certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•certain biographical information concerning the proposed nominee;
•all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•certain information about any other security holder of the Company who supports the proposed nominee;
•a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our bylaws.
The board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our website at https://www.quantum-si.com under Investors — Governance — Governance Highlights.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the Nasdaq Listing Rules that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of non-management directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of our chief executive officer, and management succession planning. A copy of our corporate governance guidelines is posted on our website at https://www.quantum-si.com under Investors — Governance — Governance Highlights.
Insider Trading Policy
We have an insider trading policy (the “Policy”) governing the purchase, sale and other dispositions of our securities that applies to all our personnel, including directors, officers, employees, and other covered persons and it is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities. The Policy sets out, among other things: (1) the basic obligations of directors, officers, employees and certain other parties having knowledge of material non-public information (“MNPI”) concerning us; (2) additional obligations of directors and officers subject to reporting under Section 16 of the Exchange Act, and other designated personnel when trading our securities; (3) rules relating to special transactions such as hedging, margin accounts and pledged securities; and (4) rules relating to trading windows and trading plans established under Rule 10b5-1 of the Exchange Act. The full text of our Policy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Stockholder Communications to the Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations department at 1-866-688-7374 or ir@quantum-si.com. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to the Chairman of the board of directors at Quantum-Si Incorporated, 29 Business Park Drive, Branford, Connecticut 06405. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to us by our NEOs for the years ended December 31, 2025 and December 31, 2024.

Name and Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Jeffrey Hawkins President and Chief Executive Officer	2025	620,833	—		2,000,000	—		562,500	360	3,183,693
	2024	595,833	—		1,650,000	1,729,000	(4)	465,000	—	4,439,833
					900,000
Jeffry Keyes Chief Financial Officer and Treasurer	2025	481,667	—		900,000	—		270,630	4,552	1,656,849
	2024	465,000	23,500	(5)	600,000	693,000	(6)	235,058	—	2,016,558

John Vieceli, Ph.D. Chief Product Officer(7)	2025	411,667	—		850,000	—		192,975	360	1,455,002

___________
(1)The amount represents the aggregate grant date fair value for RSU awards computed in accordance with ASC 718. A discussion of our methodology for determining grant date fair value may be found in Note 2 “Summary of Significant Accounting Policies” in our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(2)The amount represents the aggregate grant date fair value for stock option awards computed in accordance with ASC 718. A discussion of our methodology for determining grant date fair value may be found in Note 2 “Summary of Significant Accounting Policies” in our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(3)The amount represents company-paid premiums for group term life insurance paid on behalf of the NEO. For Mr. Keyes, this amount also includes employer contributions to the named executive officer’s Health Savings Account, made pursuant to the Company’s broad‑based employee benefit programs.
(4)The amount represents the incremental expense related to the modification of performance-based option awards originally granted to Mr. Hawkins on November 9, 2022. The terms of these option awards were modified on March 15, 2024 as further described below.
(5)For the year ended December 31, 2024, Mr. Keyes’ non-equity incentive plan compensation included a $23,500 discretionary bonus.
(6)The amount represents the incremental expense related to the modification of performance-based option awards originally granted to Mr. Keyes on May 15, 2023. The terms of these option awards were modified on March 15, 2024 as further described below.
(7)Dr. Vieceli became a named executive officer for the first time in 2025; therefore, information is not provided with respect to the fiscal year ended December 31, 2024.
Employment Arrangements
We entered into an Offer Letter of Employment with each of Mr. Hawkins and Mr. Keyes, and a Letter of Employment with Dr. Vieceli. In addition, each NEO has entered into a confidentiality agreement obligating the officer to refrain from disclosing any of our proprietary information received during the course of employment.
Jeffrey Hawkins
On October 2, 2022, we entered into an Offer Letter of Employment with Mr. Hawkins, effective as of October 10, 2022 (the “Hawkins Offer Letter”). Pursuant to the terms of the Hawkins Offer Letter, Mr. Hawkins was eligible to receive an annual base salary and an annual discretionary bonus with a target of 100% of his base salary. At the end of 2025, Mr. Hawkins’ base salary was $625,000 and his annual incentive bonus was equal to 90.0% of his base pay. Mr. Hawkins received a one-time sign-on bonus in the amount of $150,000, of which $75,000 was paid on the first payroll date after his start date and the second half was paid six months after his start date. Such payment was recoverable in full by us in the event that Mr. Hawkins voluntarily terminated his employment with us or was terminated for “cause” prior to the 12-month anniversary of his start date.
The Hawkins Offer Letter further provides that Mr. Hawkins receive an award of 4,170,000 stock options to purchase shares of our Class A common stock, which was granted to Mr. Hawkins on November 9, 2022, with 20% of the stock options to vest on the last day of the calendar quarter of the one-year anniversary of his start date, and 1.66% to vest monthly at the end of each month thereafter. In addition, the Hawkins Offer Letter provides that, as an inducement award material to Mr. Hawkins entering into employment with the Company, pursuant to Nasdaq Rule 5635(c)(4), Mr. Hawkins, on November 9, 2022, was to be granted an award of (i) 1,390,000 performance-based stock options to purchase shares of our Class A common stock which was to vest in full if within 1.5 years of his start date the Class A common stock closing price is at least $10.00 for 20 out of 30 consecutive trading days (the “1.5X Option”), and (ii) 1,390,000 performance-based stock options to purchase shares of our Class A common stock which was to vest in full if within 3.5 years of his start date the Class A common stock closing price is at least $20.00 for 20 out of 30 consecutive trading days (the “3.5X Option”).
On March 10, 2024, our board of directors approved amendments to the 1.5X Option and the 3.5X Option as follows, effective as of March 15, 2024 (the “Option Amendment Date”): (A) the 1.5X Option shall be amended such that (i) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $6.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $8.00 (as adjusted) for 20 out of 30 consecutive trading days, and (B) the 3.5X Option shall be amended such that (i) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $12.00 (as adjusted) for 20 out of 30 consecutive trading days.
Jeffry Keyes
On April 27, 2023, we entered into an Offer Letter of Employment with Mr. Keyes, effective as of May 15, 2023 (the “Keyes Offer Letter”). Pursuant to the terms of the Keyes Offer Letter, Mr. Keyes was eligible to receive an annual base salary and an annual discretionary bonus with a target of 60% of his base salary. At the end of 2025, Mr. Keyes’ base salary was $485,000 and his annual incentive bonus was equal to 55.8% of his base pay.
In addition, the Keyes Offer Letter provides that, as an inducement award material to Mr. Keyes entering into employment with the Company, pursuant to Nasdaq Rule 5635(c)(4), Mr. Keyes, on May 15, 2023, receive an award of (i) 1,000,000 stock options, to purchase shares of Class A common stock with 25% of the stock options to vest on the last day of the calendar quarter of the one-year anniversary of his start date, and 2.083% to vest monthly at the end of each month thereafter; (ii) 500,000 performance-based stock options to purchase shares of Class A common stock which was to vest in full if within one year of his start date the Class A common stock closing price is at least $10.00 for 20 out of 30 consecutive trading days (the “1X Option”); and (iii) 500,000 performance-based stock options to purchase shares of Class A common stock which was to vest in full if within three years of his start date the Class A common stock closing price is at least $20.00 for 20 out of 30 consecutive trading days (the “3X Option”).
On March 8, 2024, our compensation committee approved amendments to the 1X Option and the 3X Option as follows, effective as of the Option Amendment Date: (A) the 1X Option shall be amended such that (i) 250,000 shares shall vest if within 3 years of the Effective Date the closing price of the Class A common stock is at least $6.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $8.00 (as adjusted) for 20 out of 30 consecutive trading days, and (B) the 3X Option shall be amended such that (i) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $12.00 (as adjusted) for 20 out of 30 consecutive trading days.
John Vieceli, Ph.D.
On August 12, 2024, we entered into a Letter of Employment with Dr. Vieceli, effective as of August 12, 2024 (the “Vieceli Letter”). Pursuant to the terms of the Vieceli Letter, Dr. Vieceli was eligible to receive an annual base salary and an annual discretionary bonus with a target of 50% of his base salary. At the end of 2025, Dr. Vieceli’s base salary was $415,000 and his annual incentive bonus was equal to 46.5% of his base pay.

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table shows information regarding outstanding equity awards held by the NEOs as of December 31, 2025.

Name	Grant Date	Option Awards							Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Options Expiration Date	Number of Units that have not Vested (#)	Market Value of Units That Have Not Vested ($)(1)
Jeffrey Hawkins	3/12/2025	—	—		—		—	—	1,666,666	1,833,333
	3/15/2024	—	—		—		—	—	536,494	590,143
	11/9/2022	—	—		695,000	(2)	2.40	3/15/2034	—	—
	11/9/2022	—	—		695,000	(2)	2.40	3/15/2034	—	—
	11/9/2022	—	—		695,000	(2)	2.40	3/15/2034	—	—
	11/9/2022	—	—		695,000	(2)	2.40	3/15/2034	—	—
	11/9/2022	2,502,000	1,668,000	(3)	—		2.40	11/9/2032	—	—
Jeffry Keyes	3/12/2025	—	—		—		—	—	750,000	825,000
	3/15/2024	—	—		—		—	—	195,088	214,597
	5/15/2023	—	—		250,000	(4)	1.42	3/15/2034	—	—
	5/15/2023	—	—		250,000	(4)	1.42	3/15/2034	—	—
	5/15/2023	—	—		250,000	(4)	1.42	3/15/2034	—	—
	5/15/2023	—	—		250,000	(4)	1.42	3/15/2034	—	—
	5/15/2023	625,000	375,000	(5)	—		1.42	5/15/2033	—	—
John Vieceli, Ph.D.	3/12/2025	—	—		—		—	—	575,521	633,073
	3/15/2024	—	—		—		—	—	97,545	107,300
	12/15/2022	150,000	50,000	(6)	—		2.15	12/15/2032	—	—
___________
(1)Market value based on a closing Class A stock price of $1.10 on December 31, 2025.
(2)Represents an option to purchase our Class A common stock originally granted on November 9, 2022. On the Option Amendment Date, the vesting of the award was amended such that the award shall vest, subject to continued service so long as (i) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $6.00 (as adjusted) for 20 out of 30 consecutive trading days; (ii) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $8.00 (as adjusted) for 20 out of 30 consecutive trading days; (iii) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days; and (iv) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $12.00 (as adjusted) for 20 out of 30 consecutive trading days.
(3)Represents an option to purchase our Class A common stock granted on November 9, 2022. The shares underlying this option vest, subject to continued service, 20% on December 31, 2023 and then equal monthly installments beginning on January 31, 2024.
(4)Represents an option to purchase our Class A common stock originally granted on May 15, 2023. On the Option Amendment Date, the vesting of the award was amended such that the award shall vest, subject to continued service so long as (i) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $6.00 (as adjusted) for 20 out of 30 consecutive trading days; (ii) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $8.00 (as adjusted) for 20 out of 30 consecutive trading days; (iii) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days; and (iv) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $12.00 (as adjusted) for 20 out of 30 consecutive trading days.

(5)Represents an option to purchase our Class A common stock granted on May 15, 2023. The shares underlying this option vest, subject to continued service, 25% on June 30, 2024 and then equal monthly installments beginning on July 31, 2024.
(6)Represents an option to purchase our Class A common stock granted on December 12, 2022. The shares underlying this award vest, subject to continued service, 25% on December 31, 2023 and then equal monthly installments beginning on January 31, 2024.

Timing of Grants of Options
We do not grant option awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on option award grant dates or for the purpose of affecting the value of executive or director compensation. In addition, it is our policy to not take material nonpublic information into account when determining the timing and terms of such awards. In fiscal year 2024, we did not grant option awards to our named executive officers during the time period outlined in Item 402(x) of Regulation S-K.
Pension Benefits
We do not sponsor any qualified or non-qualified defined benefit plans.
Non-qualified Deferred Compensation
We do not sponsor any non-qualified defined contribution plans or other deferred compensation plan.
Employee Benefits
Our NEOs participate in employee benefit programs available to our employees generally, including medical and dental insurance and a tax-qualified 401(k) plan. The Company did not make matching contributions to the 401(k) plan for the years ended December 31, 2025 or December 31, 2024.
Potential Payments upon Termination or Change-In-Control
Severance Plan
On June 29, 2021, the compensation committee adopted the Quantum-Si Incorporated Executive Severance Plan (the “Severance Plan”). Eligible participants in the Severance Plan include our Chief Executive Officer and our other executive officers, including the NEOs.
Under the Severance Plan, if we terminate a participant’s employment without cause (as defined in the Severance Plan) at any time other than during the twelve-month period following a Change in Control (as such term is defined below) (the “Change in Control Period”) then the participant is eligible to receive the following benefits:
•Severance payable in the form of salary continuation or in the form of a lump sum payment, at the Company’s sole discretion, for a period of 9 months for our executive officers and 12 months our Chief Executive Officer.
•We will pay the company contribution for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) during the severance period. The salary continuation period is considered the severance period for purposes of COBRA coverage continuation.
Under the Severance Plan, if we terminate a participant’s employment without cause or participant resigns for good reason, during the Change in Control Period, then the participant is eligible to receive the following benefits:
•Severance payable in a single lump sum. The severance amount is equal to participant’s then-current annual base salary and then-current target annual bonus opportunity, times a change in control multiplier determined based on the participant’s title or role with us. The change in control multiplier for our Chief Executive Officer is 1.5 and the multiplier for our other executive officers is 1.0.
•Any outstanding unvested equity awards held by the participant under any then-current outstanding equity incentive plan(s) will become fully vested as of the date the termination of such participant’s employment becomes effective.
•We will pay the company contribution for continuation coverage under COBRA during the severance period which would be 12 months for our executive officers and 18 months for our Chief Executive Officer.
A participant’s rights to any severance benefits under the Severance Plan are conditioned upon the participant executing and not revoking a valid separation and general release of claims agreement in a form provided by us.

The term Change in Control under the Severance Plan means the occurrence of any of the following events:
(i)any person or group of persons (other than the Company or its affiliates) becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”) (but excluding any bona fide financing event in which securities are acquired directly from the Company); or
(ii)the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (i) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, or (ii) immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
(iii)the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (i) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (ii) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof;
(iv)provided that with respect to Sections (i), (ii) and (iii) above, a transaction or series of integrated transactions will not be deemed a Change in Control (A) unless the transaction qualifies as a change in control within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, or (B) if following the conclusion of the transaction or series of integrated transactions, the holders of the Company’s Class B common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate voting power in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2025 to each of our non-employee directors. Directors employed by us are not compensated for their service on our board of directors.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Charles Kummeth	100,000	145,000	245,000
Paula Dowdy	57,813	145,000	202,813
Ruth Fattori	68,750	145,000	213,750
Amir Jafri	62,500	145,000	207,500
Jack Kenny	67,500	145,000	212,500
Brigid A. Makes	63,750	145,000	208,750
Scott Mendel	66,250	145,000	211,250
Kevin Rakin	58,125	145,000	203,125
Jonathan M. Rothberg, Ph.D.	50,000	145,000	195,000
___________
(1)Amounts represent fees earned or paid in cash for services during 2025 under our Non-Employee Director Compensation Policy as described below.
(2)Amount represents the aggregate grant date fair value for stock options, calculated in accordance with FASB ASC Topic 718. Each non-employee director serving as a director at the time was granted 126,095 stock options on May

19, 2025. A discussion of the assumptions used in determining grant date fair value may be found in Note 2 “Summary of Significant Accounting Policies” in our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The shares underlying the stock options vest subject to the director’s continued service through the applicable vesting date.
The following table shows the aggregate number of shares subject to options and RSUs held by each of our non-employee directors as of December 31, 2025.

Name	Number of Shares Subject to Stock Options Held at Fiscal Year-End	Number of Shares Subject to Restricted Stock Units Held at Fiscal Year-End
Charles Kummeth	767,153	—
Paula Dowdy	239,376	106,145
Ruth Fattori	419,737	—
Amir Jafri	239,376	38,648
Jack Kenny	239,376	38,095
Brigid A. Makes	419,737	—
Scott Mendel	239,376	47,281
Kevin Rakin	419,737	—
Jonathan M. Rothberg, Ph.D.	669,737	—
Non-Employee Director Compensation Policy
We have a non-employee director compensation policy, which was adopted in June 2021 and amended in November 2022 and February 2024. Pursuant to the policy, the annual retainer for non-employee directors is $50,000. Annual retainers for the Chairman of the board of directors and committee membership are as follows:

Position	Retainer
Chairman of the board of directors	$50,000
Audit committee chairperson	$20,000
Audit committee member	$10,000
Compensation committee chairperson	$15,000
Compensation committee member	$7,500
Nominating and corporate governance committee chairperson	$10,000
Nominating and corporate governance committee member	$5,000
These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our board of directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.
In addition, we grant to new non-employee directors upon their initial election to our board of directors (including any non-employee director whose election to our board of directors was approved at the special meeting of stockholders held on June 9, 2021) a number of RSUs having an aggregate fair market value equal to $285,000, determined by dividing (A) $285,000 by (B) the closing price of our Class A common stock on Nasdaq on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the board of directors. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the director’s continued service as a director on the applicable vesting dates.
Further, in connection with each of our annual meetings of stockholders, each non-employee director automatically receives an option to purchase shares of our Class A common stock having an aggregate grant date fair value of $145,000, with the number of stock options granted based on a Black-Scholes option valuation model performed as of the grant date (rounded down to the nearest whole share), each year beginning in 2024 on the first business day after our annual meeting of stockholders. Each of these options has a contractual term of 10 years from the grant date of the award and vests at the end of the period beginning on the date of each regular annual meeting of stockholders and ending on the date of the next regular annual meeting of stockholders, subject to the director’s continued service through the applicable vesting date.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Fiscal Year	Summary Compensation Table Total for PEO Jeffrey Hawkins[1]	Compensation Actually Paid to PEO Jeffrey Hawkins[2]	Average Summary Compensation Table Total for non-PEO NEOs[3]	Average Compensation Actually Paid to non-PEO NEOs[4]	Value of Initial Fixed $100 Investment Based On QSI Total Shareholder Return	Net Loss ($ Millions)
2025	$3,183,693	$(2,912,443)	$1,555,925	$420,514	$60.11	$(101)
2024	$4,439,833	$8,718,368	$1,645,379	$3,395,764	$147.54	$(101)
2023	$1,052,500	$1,917,506	$1,348,331	$986,477	$109.84	$(96)
(1)     Our PEO for each reported year is Jeffrey Hawkins, our President and Chief Executive Officer. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Hawkins in the “Total” column of the Summary Compensation Table in the applicable fiscal year.
(2) In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid to our PEO during fiscal year 2025, which consisted solely of adjustments to the PEO’s equity awards.

Description of Adjustment	2025
Summary Compensation Table - Total Compensation	$3,183,693
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(1,999,999)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	1,833,333
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(4,843,035)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(1,086,435)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
Compensation Actually Paid	$(2,912,443)
(3) The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the Summary Compensation Table in the applicable fiscal year. The individuals comprising the non-PEO named executive officers for each year presented are listed below.

2025	2024	2023
Jeffry R. Keyes	Jeffry R. Keyes	Jeffry R. Keyes
John Vieceli, Ph.D.	Todd Bennett	Grace Johnston, Ph.D.
		Patrick Schneider, Ph.D.
(4)     In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid on average to our non-PEO NEOs during the fiscal year 2025, which consisted solely of adjustments to the non-PEO NEOs’ equity awards.

Description of Adjustment	2025
Summary Compensation Table - Total Compensation	$1,555,925
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(875,000)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	729,037
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(873,455)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	99,609
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(215,602)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
Compensation Actually Paid	$420,514

Relationship Between PEO and non-PEO NEO Compensation Actually Paid and Company Total Stockholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Compensation Actually Paid vs. TSR
Compensation Actually Paid ($M)
Value of $100 Investment from 12/31/2022
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$(2.0)
$(4.0)
$160
$140
$120
$100
$80
$60
$40
$1.92
$0.99
$109.8
$8.72
$3.40
$147.5
$(2.91)
$0.42
$60.1
FY 2023
FY 2024
FY 2025
PEO CAP ($M) - Jeffrey Hawkins
Avg Non-PEO NEO CAP ($M)
QSI TSR

Relationship Between PEO and non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

Compensation Actually Paid vs Net Income
Compensation Actually Paid ($M)
Net Income ($M)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$(2.0)
$(4.0)
$(95)
$(96)
$(97)
$(98)
$(99)
$(100)
$(101)
$(102)
$1.92
$0.99
$8.72
$3.40
$(2.91)
$0.42
$(96)
$(101)
$(101)
FY 2023
FY 2024
FY 2025
PEO CAP ($M) - Jeffrey Hawkins
Avg NEO CAP ($M)
Net Income ($M)

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2025.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	24,024,238 (1)	$2.66 (2)	14,602,612	(3)(4)
Equity compensation plans not approved by security holders(5)	6,224,103	$1.99	2,239,404
Total	30,248,341	$2.47	16,842,016
___________
(1)Consists of shares underlying options and RSUs outstanding under the 2013 Plan and 2021 Plan.
(2)Consists of the weighted-average exercise price of stock options outstanding on December 31, 2025.
(3)Consists of shares that remained available for future issuance under the 2021 Plan as of December 31, 2025. No shares remained available for future issuance under the 2013 Plan as of December 31, 2025.
(4)The 2021 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2021 Plan to be added on the first day of each fiscal year, beginning in fiscal year 2022 and ending on the second day of fiscal year 2031. The evergreen provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 4% of the number of outstanding shares of common stock on such date and (ii) an amount determined by the plan administrator. This total does not reflect the automatic increase in the number of shares available for issuance under the 2021 Plan that was effective on January 1, 2026 pursuant to the evergreen provision.
(5)Column (a) consists of shares underlying (i) stock options granted to Mr. Hawkins as an inducement award material to him entering into employment with the Company on October 10, 2022 and (ii) stock options and RSUs granted under the Quantum-Si Incorporated 2023 Inducement Equity Incentive Plan, as amended on August 23, 2024 (the “2023 Inducement Plan”), and column (c) consists of shares that remained available for future issuance under the 2023 Inducement Plan as of December 31, 2025. These awards are granted as inducement awards material to the grantees entering into employment with the Company pursuant to Nasdaq Rule 5635(c)(4).

REPORT OF AUDIT COMMITTEE
The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report:
The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.quantum-si.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of PricewaterhouseCoopers LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2025, the audit committee took the following actions:
•Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and PricewaterhouseCoopers LLP, our independent registered public accounting firm;
•Discussed with PricewaterhouseCoopers LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and
•Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the audit committee and the audit committee further discussed with PricewaterhouseCoopers LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.
Based on the audit committee’s review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Members of the Quantum-Si Incorporated Audit Committee

Scott Mendel (Chair)
Brigid A. Makes
Kevin Rakin

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Lease Arrangements
We had occupied office spaces at 351 New Whitfield Street, Guilford, Connecticut and 485 Old Whitfield Street, Guilford, Connecticut. The office space at 485 Old Whitfield Street, Guilford, Connecticut was leased from Oceanco, LLC by 4C, of which Michael Rothberg, who is a sibling of Jonathan M. Rothberg, Ph.D., the founder of our predecessor entity and a member of our board of directors, is the sole stockholder. The office space at 351 New Whitfield Street, Guilford, Connecticut was leased from an unrelated landlord by 4C. In connection with the business combination, 4C subleased space to us at 351 New Whitfield Street, where we occupied such portions of the space as 4C designated from time to time on a month-to-month basis, and paid our pro rata share of expenses paid by 4C for such space under the master lease. We exited the 351 New Whitfield space as of June 2025. We paid 4C on a per diem and month-to-month basis, respectively, for use of the space in 485 Old Whitfield Street and 351 New Whitfield Street, and no rental or lease agreement is effective.
Master Services Agreement
Our predecessor entity entered into a Master Services Agreement (“MSA”) with 4C effective as of February 17, 2021 pursuant to which we may engage 4C to provide services such as general administration, facilities, information technology, financing, legal, human resources and other services, through future statements of work and under terms and conditions to be determined by the parties with respect to any services to be provided.
We paid $276,000 for services under the MSA for the year ended December 31, 2024. Amounts paid for services under the MSA were immaterial for the year ended December 31, 2025. The incurred expenses for the years ended December 31, 2025 and 2024 include immaterial amounts paid for office spaces as described in the “Lease Arrangements” section above.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
On March 9, 2026, our board of directors nominated Charles Kummeth, Jeffrey Hawkins, Paula Dowdy, Ruth Fattori, Amir Jafri, Jack Kenny, Brigid A. Makes, Scott Mendel, Kevin Rakin and Jonathan M. Rothberg, Ph.D. for election at the annual meeting. If elected, they will serve on our board of directors until the 2027 annual meeting of stockholders and until their respective successors have been elected and qualified or subject to their earlier death, resignation or removal.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Charles Kummeth, Jeffrey Hawkins, Paula Dowdy, Ruth Fattori, Amir Jafri, Jack Kenny, Brigid A. Makes, Scott Mendel, Kevin Rakin and Jonathan M. Rothberg, Ph.D. as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Each nominee for director who receives the affirmative vote of a majority of the votes cast will be elected (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Abstentions and broker non-votes will have no effect on the results of this vote.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF CHARLES KUMMETH, JEFFREY HAWKINS, PAULA DOWDY, RUTH FATTORI, AMIR JAFRI, JACK KENNY, BRIGID A. MAKES, SCOTT MENDEL, KEVIN RAKIN AND JONATHAN M. ROTHBERG, PH.D. AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2026. PricewaterhouseCoopers LLP was our independent registered public accounting firm for the fiscal years ending December 31, 2025 and December 31, 2024. Deloitte & Touche LLP was our independent registered public accounting firm for the fiscal year ended December 31, 2023.
Our board of directors proposes that the stockholders ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2026. We expect that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint PricewaterhouseCoopers LLP, the audit committee reviewed auditor independence issues and existing commercial relationships with PricewaterhouseCoopers LLP and concluded that PricewaterhouseCoopers LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.
The following is a summary of fees billed by our principal accountant, PricewaterhouseCoopers LLP, for the fiscal year ended December 31, 2025 and December 31, 2024.

	2025	2024
Audit fees(1)	$1,005,000	$875,000
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	2,127	2,178
Total	$1,007,127	$877,178
___________
(1)For the fiscal year ended December 31, 2025, audit fees consisted of fees billed for professional services performed by PricewaterhouseCoopers LLP, of which $750,000 was related to the audit of our annual consolidated financial statements and review of the interim condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q and $255,000 was related to other SEC filings and services in connection with statutory and regulatory filings. For the fiscal year ended December 31, 2024, audit fees consisted of fees billed for professional services performed by PricewaterhouseCoopers LLP, of which $700,000 was related to the audit of our annual consolidated financial statements and review of the interim condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q and $175,000 was related to other SEC filings and services in connection with statutory and regulatory filings.
(2)All other fees include fees for professional services that are appropriately not included in the audit, audit-related, and tax fee categories. All other fees for fiscal years ended December 31, 2025 and December 31, 2024 were related to annual subscriptions to accounting literature and tools.
The following is a summary of fees billed by our prior principal accountant, Deloitte & Touche LLP, for the fiscal years ended December 31, 2025 and December 31, 2024.

	2025	2024
Audit fees(1)	$320,000	$399,473
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	—	1,914
Total	$320,000	$401,387
___________
(1)For the fiscal year ended December 31, 2025, audit fees consisted of $90,000 of professional services rendered for the consent related to our annual consolidated financial statements and $230,000 of professional services rendered for consents, comfort letters, and services in connection with statutory documents filed with the SEC. For the fiscal year ended December 31, 2024, audit fees consisted of $50,000 for the review of the interim condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for the first quarter of 2024, $120,000 of professional services rendered for consent related to our annual consolidated financial statements and $229,473 of professional services rendered for consents, comfort letters, and services in connection with statutory documents filed with the SEC.
(2)All other fees include professional services that are appropriately not included in the audit, audit-related, and tax fee categories and related to subscriptions to an accounting research database.
Since the formation of our audit committee, the audit committee has pre-approved all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.
1. Audit services include audit work performed over the financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and other attest services.
2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4. Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.
Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment.
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Proposal No. 2 is considered a routine proposal on which brokerage firms do have discretionary authority to vote. If a broker does not exercise this authority, such broker non-vote will have no effect on the results of this vote.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3
NON-BINDING, ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT
We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our compensation committee or our board of directors. However, the Compensation Committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold a non-binding, advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2026 annual meeting of stockholders.
Our compensation philosophy is designed to align each executive’s compensation with Quantum-Si Incorporated’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2026 annual meeting:
“RESOLVED, that the compensation paid to the named executive officers of Quantum-Si Incorporated, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”
The affirmative vote of the majority of the votes cast at the annual meeting is required to approve, on a non-binding, advisory basis, this resolution. Abstentions and broker non-votes will have no effect on the results of this vote.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.quantum-si.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Quantum-Si Incorporated, 29 Business Park Drive, Branford, Connecticut 06405. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2027 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 2, 2026, which is 120 days prior to the first anniversary of the date the proxy materials were furnished to stockholders, unless the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2026 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.
In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations not included in our proxy statement, to be brought before an annual meeting of stockholders. To be considered for presentation at such annual meeting of stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received not less than 90 days nor more than 120 days prior to the first anniversary of this year’s annual meeting. Therefore, to be presented at our 2027 annual meeting of stockholders, such a proposal must be received by us no earlier than January 15, 2027, and no later than February 15, 2027. However, that in the event that the date of such annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the this year’s annual meeting, a stockholder’s notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2027 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 16, 2027.

QUANTUM-SI INCORPORATED

Annual Meeting of Stockholders
FRIDAY, MAY 15, 2026 AT 1:00 PM EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Jeffry Keyes and Christian LaPointe, Ph.D., and each of them, as proxies of the undersigned, each with full power of substitution or revocation, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Quantum-Si Incorporated held of record by the undersigned at the close of business on March 20, 2026 at the Annual Meeting of Stockholders of Quantum-Si Incorporated to be held on May 15, 2026, or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.fcrvote.com/QSI
PHONE:	1-866-402-3905

→ Please ensure you fold then detach and retain this portion of this Proxy →

2026 ANNUAL MEETING OF THE STOCKHOLDERS OF QUANTUM-SI INCORPORATED

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL" THE NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1	→	**FOR ALL**	**AGAINST**	**ABSTAIN**
To elect ten directors to serve one-year terms expiring in 2027		☐	☐	☐
Charles Kummeth		☐	☐	☐
Jeffrey Hawkins		☐	☐	☐
Paula Dowdy		☐	☐	☐
Ruth Fattori		☐	☐	☐
Amir Jafri		☐	☐	☐
Jack Kenny		☐	☐	☐
Brigid A. Makes		☐	☐	☐
Scott Mendel		☐	☐	☐
Kevin Rakin		☐	☐	☐
Jonathan M. Rothberg, Ph.D.		☐	☐	☐

CONTROL ID:
REQUEST ID:

Proposal 3	→	**FOR**	**AGAINST**	**ABSTAIN**
To approve, by a non-binding, advisory vote, the compensation of our named executive officers, as disclosed in the proxy statement		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____
____
____

With respect to the Proposals, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted "FOR ALL" of the nominees in Proposal 1 (the "Nominees"), "FOR" Proposal 2, and "FOR" Proposal 3.

IMPORTANT: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

Dated: ____________________, 2026

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)